Prospectus Supplement                                      87231  10/02
dated October 1, 2002 to:
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PUTNAM VARIABLE TRUST
Prospectuses dated April 30, 2002

With respect to Putnam VT Global Growth Fund, the fund's Trustees have approved changing the fund's name to Putnam VT Global Equity Fund. The prospectus (to the extent that this prospectus otherwise offers this fund) is revised as follows:

All references to Putnam VT Global Growth Fund are changed to "Putnam VT Global Equity Fund".


40009                                                           HV-3697


PUTNAM INVESTMENTS

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